Aristotle International Equity Fund

Summary of Investments
as of December 31, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	20.0%
Industrials	18.9%
Consumer Discretionary	15.2%
Information Technology	10.5%
Consumer Staples	9.9%
Health Care	8.6%
Energy	6.1%
Materials	5.8%
Communication Services	2.4%
Total Common Stocks	97.4%
Total Investments	97.4%
Other Assets in Excess of Liabilities	2.6%
Total Net Assets	100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.